Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Report of Time Lending, California, Inc. (the "Company") on Form 10-QSB for the for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael F. Pope, President and Philip C. La Puma, Treasurer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Michael F. Pope                        /s/ Philip C. La Puma
-------------------------------------      -------------------------------------
Michael F. Pope, President                 Philip C. La Puma, Treasurer
February 20, 2008                               February 20, 2008



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Report of Time Lending, California, Inc. (the "Company") on Form 10-QSB for the for the quarter ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael F. Pope, President and Philip C. La Puma, Treasurer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Michael F. Pope                           /s/ Philip C. La Puma
-------------------------------------         ----------------------------------
Michael F. Pope, President                    Philip C. La Puma, Treasurer
February 14, 2007                             February 14, 2007